UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2014

LVB ACQUISITION, INC.
BIOMET, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware Indiana	000-54505 001-15601	26-0499682 35-1418342
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

56 East Bell Drive
Warsaw, Indiana 46582
(Address of Principal Executive Offices, Including Zip Code)

(574) 267-6639
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 7, 2014, Biomet, Inc. announced that its parent company, LVB Acquisition, Inc., has filed a registration statement with the Securities and Exchange Commission for a proposed initial public offering of its common stock. In connection with the offering, LVB Acquisition, Inc. intends to change its name to Biomet Group, Inc.
The press release is filed herewith as exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Document

99.1	Press Release issued March 7, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Date: March 7, 2014

LVB ACQUISITION, INC.

/s/ Daniel P. Florin
By:	Daniel P. Florin
Its:	Senior Vice President and Chief Financial Officer

BIOMET, INC.

/s/ Daniel P. Florin
By:	Daniel P. Florin
Its:	Senior Vice President and Chief Financial Officer